UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [    ]

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[X]	Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

DICK’S SPORTING GOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2003

PROXY STATEMENT
ABOUT THE MEETING
STOCK OWNERSHIP
ITEM 1 -- ELECTION OF DIRECTORS
Compensation Committee Interlocks and Insider Participation
Certain Relationships and Related Transactions
Executive Compensation
ITEM 3 -- APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
OTHER MATTERS
ADDITIONAL INFORMATION
ANNEX I

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2003

To our Stockholders:

      The 2003 annual meeting of stockholders of Dick’s Sporting Goods, Inc., a Delaware corporation, will be held at the Wyndham Pittsburgh Airport, 777 Aten Rd., Coraopolis, PA 15108, (412) 788-8800, June 3, 2003, beginning at 10:00 a.m. local time. At the meeting, the holders of the Company’s issued and outstanding Class B common stock and common stock will act on the following matters:

(1) Election of two Class A Directors, each for terms that expire in 2006;

(2) Approval of the Company’s 2002 Stock Plan;

(3) Approval of the Company’s Employee Stock Purchase Plan; and

(4) Any other matters that properly come before the meeting.

      All holders of record of shares of Dick’s Sporting Goods’ Class B common stock and common stock (NYSE: DKS) at the close of business on April 11, 2003 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

      A list of stockholders entitled to vote at the meeting may be examined by any stockholder, for any purpose germane to the meeting, at our principle executive office located at 200 Industry Drive, RIDC Park West, Pittsburgh, PA 15275 beginning on May 21, 2003.

By order of the Board of Directors,

MICHAEL F. HINES
Chief Administrative Officer, Chief Financial
Officer and Corporate Secretary

May 5, 2003

Pittsburgh, PA

ABOUT THE MEETING	1
What is the purpose of the annual meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of Dick’s Sporting Goods common stock and Class B common stock?	1
Who can attend the meeting?	1
What constitutes a quorum?	2
How do I vote?	2
Can I change my vote after I return my proxy card?	2
What are the Board’s recommendations?	2
What vote is required to approve each item?	2
STOCK OWNERSHIP	3
Who are the largest owners of the Company’s stock?	3
How much stock do the Company’s Directors and executive officers own?	4
Section 16(a) Beneficial Ownership Reporting Compliance	6
ITEM 1 — ELECTION OF DIRECTORS	6
Directors Standing for Election	6
How are Directors compensated?	7
How often did the Board meet during fiscal 2002?	7
What committees has the Board established?	7
Compensation Committee Interlocks and Insider Participation	8
Certain Relationships and Related Transactions	8
Report of the Audit Committee	10
Executive Compensation	11
Report of the Compensation Committee	11
What is the Company’s philosophy of executive officer compensation?	12
How is the Company’s Chief Executive Officer compensated?	13
How is the Company addressing Internal Revenue Code limits on deductibility of compensation?	13
Severance and Other Arrangements	13
Summary Executive Compensation Table	14
Option Grants in Fiscal 2002	15
Option Exercises and Values for Fiscal 2002	16
COMPARISON OF CUMULATIVE TOTAL RETURNS	16
ITEM 2 — APPROVAL OF 2002 STOCK PLAN	16
ITEM 3 — APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN	19
Employee Stock Purchase Plan	19
Plan Benefits	20
Equity Compensation Plans	22
EQUITY COMPENSATION PLAN INFORMATION	22
OTHER MATTERS	22
ADDITIONAL INFORMATION	22
ANNEX I CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTOR OF DICK’S SPORTING GOODS, INC.	A-1
ANNEX II 2002 STOCK PLAN	B-1
ANNEX III EMPLOYEE STOCK PURCHASE PLAN	C-1

-i-

200 Industry Drive, RIDC Park West
Pittsburgh, Pennsylvania 15275

PROXY STATEMENT

       This proxy statement contains information related to the annual meeting of stockholders of Dick’s Sporting Goods, Inc., a Delaware corporation, to be held at the Wyndham Pittsburgh Airport, 777 Aten Rd., Coraopolis, PA 15108, (412) 788-8800, June 3, 2003, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about May 5, 2003.

ABOUT THE MEETING

What is the purpose of the annual meeting?

      At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two (2) Class A Directors, approval of the 2002 Stock Plan and the Employee Stock Purchase Plan and to act on any other matter to properly come before the meeting. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

      Only stockholders of record at the close of business on April 11, 2003, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Dick’s Sporting Goods common stock and Class B common stock?

      Holders of our common stock and Class B common stock have identical rights, except that holders of the common stock are entitled to one (1) vote for each share held of record and holders of Class B common stock are entitled to 10 votes for each share held of record on all matters submitted to a vote of the stockholders, including the election of Directors. Stockholders do not have cumulative voting rights. Holders of common stock and Class B common stock vote together as a single class on all matters presented to the stockholders for their vote or approval, except as may be required by Delaware law.

Who can attend the meeting?

      Subject to space availability, all common stockholders and Class B stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of record of the issued and outstanding shares of capital stock representing a majority of the votes entitled to be cast at the meeting constitutes a quorum, permitting the meeting to conduct its business. As of the record date, 12,689,903 shares of common stock representing the same number of votes and 7,681,008 shares of Class B common stock representing 76,810,080 votes were issued and outstanding. Thus, the presence of the holders of common stock or Class B common stock or the combination thereof representing at least 44,749,992 votes will be required to establish a quorum.

      Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of Class A Directors (see Item 1);

•	for approval of the 2002 Stock Plan (see Item 2); and

•	for approval of the Employee Stock Purchase Plan (see Item 3).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      Other Items. For each other item, the affirmative vote of a majority of the votes represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

STOCK OWNERSHIP

Who are the largest owners of the Company’s stock?

      Based on a review of filings with the Securities and Exchange Commission (the “Commission”) and information known to us about our Class B common stock, the following are the non-management beneficial holders of more than 5% of the outstanding shares of Dick’s Sporting Goods, Inc. (i) common stock (or Class B common stock that is convertible into more than 5% of the outstanding shares of our common stock) or (ii) Class B common stock as of December 31, 2002 (the date on which holders of more than 5% of our outstanding common stock report their ownership):

					Percentage
			Percentage		of Class B
	Name and Address of Beneficial	Amount and Nature of	of common		common
Title of Class	Owner	Beneficial Ownership(4)	stock(5)		stock(5)

Common Stock	Lone Pine Capital LLC and Lone Pine Associates LLC(1) Two Greenwich Plaza, Greenwich, CT 06830	1,358,155 shares of common stock shared power to vote and direct disposition(1)	11.2%		—
Common Stock	Vulcan Ventures Incorporated(2) 505 Fifth Avenue South, Suite 900, Seattle, WA 98104	1,136,771 shares of common stock shared power to vote and direct disposition(2)	9.4		—
Common Stock	Morgan Stanley(3) 1585 Broadway, New York, NY 10036	840,150 shares of common stock shared power to vote and direct disposition(3)	6.9		—
Class B Common Stock	Nancy Heichemer c/o Dick’s Sporting Goods, Inc. 200 Industry Drive, RIDC Park West Pittsburgh, PA 15275	753,861 shares of Class B sole power to vote or direct disposition of the shares	5.9	(6)	9.8
Class B Common Stock	Kim Myers c/o Dick’s Sporting Goods, Inc. 200 Industry Drive, RIDC Park West Pittsburgh, PA 15275	623,905 shares of Class B sole power to vote or direct disposition of the shares		(7)	8.1
Class B Common Stock	Richard T. Stack c/o Dick’s Sporting Goods, Inc. 200 Industry Drive, RIDC Park West Pittsburgh, PA 15275	479,325 shares of Class B sole power to dispose of the shares		(7)	6.2%

(1)	Includes 48,893 shares of common stock owned by Lone Spruce, L.P., 107,294 shares of common stock owned by Lone Balsam, L.P., 89,638 shares of common stock owned by Lone Sequoia, L.P., and 1,112,330 shares of common stock owned by Lone Pine Capital LLC which serves as investment manager to Lone Cypress, Ltd. Lone Pine Associates LLC is the general partner of Lone Balsam, L.P., Lone Sequoia, L.P., and Lone Spruce, L.P., and has the power to direct the affairs of each, including decisions respecting the disposition of the proceeds from the sale of shares. Stephen F. Mandel, Jr. is the Managing Member of Lone Pine Associates LLC and in that capacity directs is operations. Mr. Mandel is the Managing Member of Lone Pine Capital LLC. Share ownership amounts are based on figures set forth in the Schedule 13G filed by Stephen F. Mandel, Jr. Lone Spruce, L.P., Lone Balsam, L.P., Lone Sequoia, L.P. and Lone Pine Capital LLC on October 28, 2002.

(2)	Shares are directly owned by Vulcan Ventures Incorporated. Paul G. Allen is the sole shareholder of Vulcan Ventures Incorporated and may be deemed to have shared voting and dispositive power with respect to such shares. Share ownership amounts are based on figures set forth in the Schedule 13G filed by Vulcan Ventures Incorporated on February 12, 2003.

(3)	Morgan Stanley is the parent company of, and indirect beneficial owner of securities held by, one of its business units. Share ownership amounts are based on figures set forth in the Schedule 13G filed by Morgan Stanley on February 19, 2003.

(4)	A person has beneficial ownership of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or convertible securities that are presently exercisable or will become exercisable within 60 days of December 31, 2002. The shares listed in this table above include shares issuable upon the exercise of options or other rights that are exercisable or will become exercisable within 60 days of December 31, 2002.

(5)	As of December 31, 2002, there were 12,092,069 shares of our common stock outstanding, and 7,681,008 shares of Class B common stock outstanding. To calculate a stockholder’s percentage of beneficial ownership of common stock, we must include in the numerator and denominator those shares of common stock underlying options or convertible securities (such as our Class B common stock) that the stockholder is considered to beneficially own. Shares of common stock underlying options or convertible securities held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ.

(6)	Represents Class B common stock which is convertible on a one-to-one basis for shares of common stock.

(7)	Less than 5%.

How much stock do the Company’s Directors and executive officers own?

      The following table shows the amount of Dick’s Sporting Goods Class B common stock and common stock beneficially owned (unless otherwise indicated) by our Directors, the executive officers named in the Summary Executive Compensation Table below and the Directors and executive officers as a group. Except as otherwise indicated, all information is as of February 1, 2003.

      A person has beneficial ownership of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by the Commission rules to beneficially own shares underlying options and convertible securities that are presently exercisable or will become exercisable within 60 days of February 1, 2003. The shares listed in this table below include shares of common stock issuable upon the exercise of options or other rights that are exercisable or will become exercisable within 60 days of February 1, 2003.

		Shares Beneficially Owned

	Number			Percent(11)

Name of Beneficial Owner	Common Stock	Class B		Common Stock	Class B	Voting Power

Executive Officers and Directors
Edward W. Stack	581,460(1)	6,160,670	(2)	34.92%	80.21%	69.58%
				(includes Class B common shares)(11)
William J. Colombo	535,122(3)	—		4.08	*	*
Michael F. Hines	534,523(4)	—		4.08	*	*
Gary M. Sterling	330,483(5)	—		2.56	*	*

Shares Beneficially Owned

	Number		Percent(11)

Name of Beneficial Owner	Common Stock	Class B	Common Stock	Class B	Voting Power

David I. Fuente	118,880(6)	—	*	*	*
Walter Rossi	66,412(7)	—	*	*	*
Lawrence J. Schorr	66,425(8)	—	*	*	*
Steven E. Lebow	69,928(9)	—	*	*	*
All Executive Officers and Directors as a group (8 persons)	2,303,233(10)	6,160,670	48.19%	80.21%	69.58%

*	Percentage of shares of common stock beneficially owned does not exceed one percent (1%).

(1)	Includes 498,960 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003. Also includes 2,500 shares held by Mr. Stack’s minor children. Mr. Stack disclaims beneficial ownership of those securities, and the inclusion of such shares shall not be an admission that the reporting person is the beneficial owner for the purposes of Section 16 under the Securities Exchange Act of 1934.

(2)	Includes 479,325 shares held by Richard T. Stack, over which Edward W. Stack maintains sole voting power.

(3)	Includes 517,439 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003. Also includes 600 shares held by Mr. Colombo’s children. Mr. Colombo disclaims beneficial ownership of those securities, and the inclusion of such shares shall not be an admission that the reporting person is the beneficial owner for the purposes of Section 16 under the Securities Exchange Act of 1934.

(4)	Includes 517,440 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(5)	Includes 323,400 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(6)	Includes 103,706 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(7)	Includes 66,412 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(8)	Includes 43,312 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(9)	Includes 25,987 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003. Includes 16,270 shares of common stock in the aggregate, for which Mr. Lebow acts as trustee for two trusts which are the record holders of such shares.

(10)	Includes 2,096,656 shares of common stock issuable upon exercise of options that were exercisable within 60 days of February 1, 2003.

(11)	As of February 1, 2003, there were 12,567,024 shares of common stock outstanding, and 7,681,008 shares of Class B common stock outstanding. To calculate a Director or executive officer’s percentage of beneficial ownership of common stock, we must include in the numerator and denominator those shares of common stock underlying options or convertible securities (such as our Class B common stock) that the Director or executive officer is considered to beneficially own. Shares of common stock underlying options or convertible securities held by other directors, executive officers and stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our Directors and executive officers may differ.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based upon a review of filings with the Commission and written representations that no other reports were required we believe that all of our Directors and executive officers complied during the period beginning with our initial public offering through the end of fiscal 2002 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

ITEM 1 — ELECTION OF DIRECTORS

      The Board is divided into three (3) classes, each containing as nearly as possible an equal number of Directors. The current term of office of our Class A Directors expires at the 2003 annual meeting while the Class B Directors expires at the 2004 annual meeting and the Class C Directors expires at the 2005 annual meeting. The Board of Directors proposes that the following nominees, all of whom are currently serving as Class A Directors, be re-elected for a new term of three (3) years and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors Standing for Election.

      The Directors standing for election at the annual meeting are:

      David I. Fuente, 57, has served on the Board since 1993. Mr. Fuente is currently a member of the board of Office Depot, Inc. (an office supply retailer) and was Chairman of Office Depot from 1987 to 2001 and its Chief Executive Officer from 1987 to 2000. He currently serves as a director for Ryder System, Inc. (a truck leasing and logistics company).

      William J. Colombo, 47, became our President and a Board member in 2002 in addition to being Chief Operating Officer. From late in 1998 to 2000, Mr. Colombo served as President of dsports.com LLC, our internet commerce subsidiary. Mr. Colombo served as Chief Operating Officer and an Executive Vice President from 1995 to 1998. Mr. Colombo joined us in 1988. From 1977 to 1988, he held various field and district positions with J.C. Penney Company, Inc. (a retailing company).

      Other Directors Not Standing for Election at this Meeting. Four (4) members of the Board of Directors who served during fiscal 2002 will continue to serve as members of our Board. Our other Directors are:

      Edward W. Stack, 48, has served as our Chairman and Chief Executive Officer since 1984 when the founder and Edward Stack’s father, Richard “Dick” Stack, retired from our then two store chain. Mr. Edward Stack has served us full time since 1977 in a variety of positions, including President, Store Manager and Merchandise Manager. Mr. Stack’s current term of office as a Class C Director expires at the 2005 annual meeting.

      Walter Rossi, 60, has served on the Board since 1993. Since 2000, Mr. Rossi has been the Chairman and Chief Executive Officer of Naartjie Custom Kids, Inc. (a children’s apparel retailer). Mr. Rossi formerly served as Chief Executive Officer of Home Express (a retailer of home furnishings), Chairman of the Retail Group at Phillips-Van Heusen Corporation (a clothing manufacturing and retailing company) and Chairman and Chief Executive Officer of Mervyn’s (a department store chain). Mr. Rossi also serves on the Board of Greenbacks, Inc. (a deep discount retailer). Mr. Rossi’s current term of office as a Class B Director expires at the 2004 annual meeting.

      Lawrence J. Schorr, 49, has served on the Board since 1985. Mr. Schorr currently serves as Chief Executive Officer of Empire Plastics, Inc. (a privately owned plastics manufacturing company) and as co-managing partner of the law firm of Levene, Gouldin and Thompson LLP. Mr. Schorr has held both of these positions for the last five years. He previously was President of RRT-Recycle America, a subsidiary of WMX Technologies, Inc. He formerly served in the same position for Resource Recycling Technologies, Inc. (a solid waste material management company listed on the American Stock Exchange). Prior to that he served as a partner in the law firm of Levene, Gouldin and Thompson LLP. Mr. Schorr’s current term of office as a Class C Director expires at the 2005 annual meeting.

      Steven E. Lebow, 48, has served on the Board since 1999 and has had observer status on the Board since 1993. Mr. Lebow is currently the Managing Partner and Co-Founder of GRP Partners (a venture capital firm). Prior to joining GRP Partners, Mr. Lebow spent 21 years at Donaldson, Lufkin & Jenrette (an investment banking firm) in a variety of positions, most recently as Chairman of Global Retail Partners, and as a Managing Director and head of the Retail Group within the Investment Banking Division. Mr. Lebow also serves on the boards of several private companies. Mr. Lebow’s current term in office as a Class B Director expires at the 2004 annual meeting.

How are Directors compensated?

      Beginning in fiscal 2001, non-employee Directors were compensated by means of an annual retainer of $20,000 plus $7,500 per meeting, both paid in cash. There are generally four (4) Board meetings per year. Prior to fiscal 2001, non-employee Directors received no cash compensation. Instead, each non-employee Director received annual stock option grants. In the future, we intend to compensate our non-employee Directors in an amount consistent with amounts paid by comparable public companies. Additionally, members of our Board of Directors are reimbursed for their expenses incurred in connection with attending any meeting.

      Immediately prior to our initial public offering, we granted options to purchase 115,500 shares of common stock to each of our non-employee Directors at the initial offering price to the public. See “Certain Relationships and Related Transactions” for description of these grants.

How often did the Board meet during fiscal 2002?

      The Board of Directors met five (5) times and acted two (2) times by unanimous written consent during fiscal 2002. Each Director attended all Board of Director meetings either in person or via teleconference and executed each unanimous written consent. The Audit Committee met three (3) times during fiscal 2002. Each Audit Committee member attended all Audit Committee meetings. During fiscal 2002, the Compensation Committee met one (1) time and acted one (1) time by unanimous written consent, which was executed by all members of the Compensation Committee.

What committees has the Board established?

      The Board of Directors has standing Compensation and Audit Committees that were established prior to our initial public offering, and in March 2003 we established a Governance Committee. The following paragraphs set forth Committee memberships as of the date of this proxy statement.

      Messrs. Schorr (Chairperson), Rossi and Lebow are members of the Audit Committee. We have adopted an Audit Committee charter that was effective upon completion of our initial public offering, under which the Audit Committee reviews with management our internal financial controls, accounting procedures and reports. The Audit Committee also reviews the engagement of our independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors and reviews the scope, fees and results of any audit.

      Messrs. Fuente (Chairperson) and Schorr comprise the Compensation Committee. The Compensation Committee administers all of our salary and incentive compensation policies. The Compensation Committee also administers our stock option and stock purchase plans and establishes the terms and conditions of all stock option grants.

      Messrs. Stack, Fuente and Schorr comprise the Governance Committee. We intend that this committee will provide oversight and guidance to the Board of Directors to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in our governance. We intend that the committee would review and evaluate the policies and practices with respect to the size, composition and functioning of the Board, evaluate the qualifications of and recommend to the full Board candidates for election as Directors, and review and recommend to the full Board the compensation and benefits for non-employee Directors. The Governance Committee, with Mr. Fuente abstaining, recommended to the Board of Directors that Messrs. Fuente and Colombo stand for re-election as Class A Directors. This committee will consider Director candidates from stockholders for election at the 2004 annual meeting if such nominees are submitted in accordance with the procedures set forth in “Additional Information — Advanced Notice Procedures.”

Compensation Committee Interlocks and Insider Participation

      Our Compensation Committee currently consists of Messrs. Fuente and Schorr. Neither Mr. Fuente nor Mr. Schorr has ever been an officer or employee of ours or any of our subsidiaries. None of our executive officers serve or have served as a member of the Board of Directors, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our Directors or on our Compensation Committee. Our Compensation Committee customarily has met and discussed matters relating to the compensation of our employees and key officers. Generally, the Compensation Committee has made recommendations to our full Board of Directors in order for the full Board to take formal action on these matters. Additionally, along with the other non-management Directors, Messrs. Fuente and Schorr received option grants exercisable for 115,500 shares of our common stock immediately prior to the initial public offering at a price equal to the initial offering price to the public of $12.00 per share. See “Certain Relationships and Related Transactions.”

Certain Relationships and Related Transactions

      Some of our stockholders, some of whom are affiliated with our Directors or that own more than 5% of a class of our common stock, have registration rights to register shares of our common stock under the Securities Act of 1933. They may request that we register their shares of common stock with the Commission, and, if all conditions under our registration rights agreement are met, we must register their shares. We would be required to bear specified expenses related to those registrations.

      All of our executive officers participated in our Long-Term Incentive Plan. The purpose of the Plan was to enhance the value of our Company by reinforcing the incentives for key employees to achieve long-term performance goals, to link a significant portion of a participant’s compensation to the achievement by us of certain performance goals and to attract, motivate and retain key employees. The Plan, which commenced on February 3, 2002, set forth certain metrics and formulas for the granting of awards. No benefits or awards were made or accrued under the Plan and the Plan was terminated upon the consummation of our initial public offering without any awards being granted, accrued or made under it.

      Immediately prior to the completion of our initial public offering, Edward W. Stack, our Chairman and Chief Executive Officer, Martin Stack, Stacey Stack, Donna Stack, Kim Myers, Nancy Heichemer, Richard T. Stack and Karin Stack, each of whom is a relative of Edward W. Stack, collectively exchanged 8,326,653 shares of common stock for 8,326,653 shares of Class B Common Stock pursuant to an exchange agreement entered into by and between us and those stockholders. Kim Myers, the sister of our Chairman and CEO and after the exchange a holder of more than 5% of our Class B common stock, is married to Tim Myers, our Director of Reverse Logistics, an employee in our Conklin, New York facility. During fiscal 2002, Mr. Myers was paid an aggregate salary and bonus of $165,541 for his services during the year.

      We issued, immediately prior to our initial public offering, options to purchase 115,500 shares of common stock to each of our non-employee Directors, David I. Fuente, Walter Rossi, Lawrence J. Schorr and Steven E. Lebow. The options granted to the outside Directors vest ratably over a four (4) year period beginning on the first anniversary of the date of grant. All of the above options were granted at a price equal to the initial offering price to the public of $12.00 per share.

      On May 16, 2001, Edward W. Stack, our Chairman and Chief Executive Officer, issued a promissory note to us in the principal amount of $6,195,615, in connection with his exercise of employee stock options, granted on November 12, 1992, to purchase 2,862,374 shares of our common stock. The largest aggregate amount of indebtedness outstanding under the promissory note since its issuance, excluding accrued interest, and the amount outstanding as of January 23, 2003 was, excluding accrued interest, $6,195,615. The promissory note was to mature on May 16, 2011 unless accelerated by an event of default or Edward W. Stack ceasing to be an employee of Dick’s Sporting Goods, and bore a simple rate of interest of 5.5% per annum or $340,759 per annum. All accrued interest was payable annually on May 16th of each year on any portion of the note that remained outstanding. If not accelerated or prepaid, the principal under the note was due at maturity. The promissory note could be prepaid, in whole or in part, at any time without premium or penalty. At the time we made the loan to Mr. Stack, we believed based on our knowledge of available loan terms, that the terms were consistent with the terms that we would have received from an unaffiliated third party in an arms-length transaction. While the note was outstanding, the 2,862,374 shares of common stock purchased by the note were not to be sold or transferred or subject to any lien. In January 2003, Mr. Stack repaid in full his obligations under the May 16, 2001 promissory note. In addition to the principal amount, Mr. Stack paid accrued interest at the highest rate of interest (12%) called for by the promissory note because, due to an inadvertent oversight, the annual interest payment due in May 2002 was paid in January 2003.

      We owe entities established by the estate of Richard (“Dick”) Stack, our founder and father of Edward W. Stack, a balance of $443,000 as of February 1, 2003. The obligation represents the remaining balance on a $1,251,000 (the largest aggregate amount of indebtedness outstanding under the promissory note) in principal amount loan granted to us in 1986, payable at an annual interest rate of 12% in monthly installments of approximately $14,000 through May 1, 2006. The loan, which is subordinated to all of our senior indebtedness, may be prepaid, in whole or in part, at any time without premium or penalty. The loan may be accelerated upon an event of default, including default on any payment on the loan for a period of 15 days after notice, default in the observance of any other covenant, condition or agreement for a period of 30 days, the acceleration of our other indebtedness or our inability to pay our debts as they become due. At the time the loan was granted to us, we believed the terms were consistent with the terms that we would have received from an unaffiliated third party in an arms-length transaction.

      We also lease two locations from entities established by Dick Stack’s estate, one of which continues to operate as one of our stores and the second of which has been subleased to a third party. Our total monthly lease payments for the two locations is $20,000. We paid $240,000 under these leases in fiscal year 2002. The amount we are paying per square foot under these leases is comparable to the amounts we agreed to pay to unaffiliated third parties for other new leases that were entered into around the same time period.

      We entered into an agreement with Edward W. Stack and Richard T. Stack, dated November 12, 1992, which gives Edward W. Stack the option to purchase up to 334,950 shares of Class B common stock held by Richard T. Stack at 75% of the then market value of the stock. The option was exercisable at any time after the initial public offering of our common stock until November 12, 2002. Richard T. Stack also executed an irrevocable proxy giving Edward W. Stack the right to vote all shares owned (including shares acquired in the future) by Richard T. Stack. Although the option to acquire expired, the irrevocable proxy is still in force.

      As part of the reserved share program conducted in connection with our initial public offering, some of our Directors, executive officers, security holders that own of record or beneficially more than 5% of a class of our voting securities or members of their immediate family purchased shares in the offering, and in some instances these individuals purchased shares at the public offering price having an aggregate value in excess of $60,000. Edward W. Stack, William J. Colombo, Michael F. Hines and Gary M. Sterling, each purchased 80,000, 15,000, 15,000 and 5,000 shares of our common stock, respectively, for their own account at the public offering price per share in our initial public offering.

Report of the Audit Committee

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The charter of the Audit Committee of the Board of Directors specifies that the purpose of the Committee is to assist the Board of Directors in its responsibility to:

•	oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company;

•	oversee the work of the Company’s financial management, the internal auditors, if any, employed by the Company and any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work;

•	oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls and that internal auditors and outside auditors objectively assess the Company’s financial reporting, accounting practices and internal controls; and

•	provide an open avenue of communication between outside auditors, internal auditors and the Board.

(The full text of the Committee’s charter is attached to this proxy statement as Annex 1.)

      In carrying out these responsibilities, the Audit Committee, among other things:

•	reviews with the outside auditors and management quarterly and annual financial statements of the Company and the Company’s disclosures under “Management Discussion and Analysis of Financial Creditors and Results of Operations;”

•	supervises the relationship between the Company and its outside auditors, including making decisions with respect to their appointment or replacement, reviewing the scope of their audit services, approving significant non-audit services, and confirming the independence of the independent auditors;

•	prepares an annual report to be included in the Company’s proxy statement relating to the annual report; and

•	conduct or authorize, as it deems necessary, investigations into any matters within the Audit Committee’s scope of responsibilities.

      The Committee met three (3) times during fiscal 2002. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors without the presence of the Company’s management.

      As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual financial statements and quarterly operating results prior to their issuance beginning with the Company’s third quarter 2002. Beginning with the third quarter 2002 financial statements, in conjunction with having gone public, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has received a written disclosure letter as required by that standard. The Audit Committee has also received, reviewed and discussed with Deloitte & Touche LLP the report required by section 10A(k) of the Securities Exchange Act of 1934.

      Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2003, for filing with the Commission.

      Each member of the Audit Committee is “independent” as that term is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards.

Members of the Audit Committee

Lawrence J. Schorr (Chairperson)
Steven E. Lebow
Walter Rossi

Audit and Non-Audit Fees and Independent Public Accountants

      The following table presents fees for professional audit services rendered by Deloitte & Touche LLP (we sometimes refer to Deloitte & Touche LLP as D&T) for the audit of the Company’s annual financial statements for fiscal 2002, and fees billed for other services rendered by D&T for fiscal 2002.

(1)	Audit fees (includes review of the financial statements included in Forms 10-Q and 10-K for fiscal 2002)	$238,250
(2)	Financial information systems design and implementation consulting	—
(3)	All other fees:
	(i) Tax services (a)	232,000
	(ii) Initial Public Offering fees (b)	537,650
	(iii) Benefit Plan Audit	15,500

	Total all fees	$1,023,400

(a)	Tax-related services related primarily to tax compliance (including U.S. federal and state returns), tax consulting and tax planning.

(b)	Fees incurred in connection with the Company’s initial public offering.

      All non-audit services occurring after the Company’s initial public offering were reviewed with the Audit Committee, which concluded that the provision of such services by D&T was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

      D&T has served as our independent accountants since the audit for the 11-month period ended January 30, 1999. D&T has been selected by the Audit Committee to act as our independent public accountant for fiscal 2003. Representatives of D&T will be present at the meeting to respond to questions and to make statements as they desire.

Executive Compensation

Report of the Compensation Committee

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2002.

What is the Company’s philosophy of executive officer compensation?

      The Company’s compensation program for executives consists of three key elements:

•	a base salary;

•	a performance-based annual bonus, which is payable in cash; and

•	periodic grants of stock-based compensation, such as stock options. Under this approach, compensation for these officers involves a high proportion of pay that is “at risk,” in the form of the annual bonus, which takes into account personal performance but is also based, in significant part, on Company performance. In addition, stock-based compensation such as stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s stockholders.

      We believe that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet its requirements for management and creative talent while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders.

      Base Salary. Base salaries for the Company’s executive officers other than the Chief Executive Officer, including any annual or other adjustments, are based upon recommendations by the Chief Executive Officer, taking into account such factors as salary norms in comparable business, a subjective assessment of the nature of the position and the contribution and experience of the officer. During fiscal 2002, recommendations relating to executive officers subject to Section 162(m) of the Internal Revenue Code were reviewed by the Compensation Committee.

      Annual Bonus. Awards of annual bonuses to executive officers who are subject to Section 162(m) of the Internal Revenue Code were made by the Compensation Committee and all other bonuses paid to non-executive officers were made in accordance with a formula established by the Compensation Committee and Chief Executive Officer.

      Under the Company’s annual bonus program, executive officers and certain other employees are eligible to receive cash bonuses based upon the Company’s attainment of specific performance goals, primarily total company earnings, as recommended by the Chief Executive Officer and approved by the Compensation Committee. Target incentive bonus opportunities are established at the beginning of the fiscal year as measured by earnings before taxes at the total Company level. A specified percentage of a bonus program participant’s annual salary is used to determine any amount to be paid. A threshold level of performance is established below which no bonus award is paid, levels of performance at which specified percentages of the target bonus will be paid, and a maximum level of performance above which no additional bonus would be paid.

      The 2002 bonus programs specified that the maximum bonus payable to the Chief Executive Officer is limited to three (3) times annual salary and the maximum bonus payable to the President/ Chief Operating Officer and the Chief Administrative Officer/ Chief Financial Officer is limited to 1.5 times annual salary and .75 times the annual salary for the Senior Vice President Merchandising.

      Stock Options. During fiscal 2002, the Compensation Committee operated under guidelines for stock option grants, which are generally applicable to all eligible employees. Under these guidelines, stock option grants are generally made on an annual basis in amounts that take into account such factors as market data on total compensation packages, the value of stock option grants at targeted external companies, total stockholder return, share usage and stockholder dilution. In appropriate cases, however, special grants may be authorized outside of the annual-grant framework.

      All decisions to grant stock options are in the sole discretion of the Compensation Committee and based upon recommendation from the Chief Executive Officer. Options typically vest over a minimum four (4) years. Virtually all options are granted with exercise prices equal to the market value of the Company’s common stock on the date of grant, although options to purchase 33,957 shares of common stock were granted to non-executive officers in fiscal 2002 with an exercise price that was less than the fair market value of the Company’s common stock on the date of grant.

How is the Company’s Chief Executive Officer compensated?

      Mr. Stack, Chairman and Chief Executive Officer, is eligible to participate in the same executive compensation program available to other Company executives and his total annual compensation, including compensation derived from the annual bonus program, was set by the Compensation Committee based on the same factors as other executives, namely, the continued increase in the Company’s earnings and the Company’s comparative performance versus other companies in the sporting goods retail category. Payments earned by Mr. Stack are included in the Summary Compensation Table. Mr. Stack, as a greater than 5% stockholder, is ineligible to participate in the Company’s employee stock purchase plan.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four (4) other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

      The Committee believes that it is generally in the Company’s best interest to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Compensation Committee expressly reserves the authority to approve non-deductible compensation in appropriate circumstances. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Members of the Compensation Committee

David I. Fuente (Chairperson)
Lawrence J. Schorr

Severance and Other Arrangements

      All of our executive officers have executed agreements with us providing them with severance payments upon termination of employment with us under certain circumstances. Upon the termination of employment of an officer under such circumstances we are obligated to pay to that officer an amount equal to the greater of (i) four (4) weeks of pay at the officer’s base salary or (ii) one week of pay for every year of employment with us. The severance payment is payable biweekly over the 12-month period following the officer’s termination. No severance payment is payable to the officer if the officer voluntarily terminates employment with us, retires or is terminated due to “cause” (as defined in the agreement), death, or permanent disability.

Summary Executive Compensation Table

      The following table sets forth information concerning the compensation earned by our chief executive officer and our other executive officers (our “named executive officers”) for services rendered in all capacities to us in fiscal 2001 and 2002.

						Long-Term
						Compensation
		Annual Compensation				Securities
				Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation		Options/SARs	Compensation(7)
(a)	(b)	(c)	(d)	(e)		(#)(f)	(g)

Edward W. Stack,	2002	$600,000	$1,800,000	$106,637	(2)	924,000	$37,774	(8)
Chairman and Chief	2001	400,000	1,200,000	11,797	(3)(4)	—	12,917	(9)
Executive Officer
William J. Colombo,	2002	$450,000	$675,000	$471	(3)(5)	231,000	$8,904	(8)
President and Chief	2001	393,769	595,327	746	(3)(4)	— (6)	8,496	(9)
Operating Officer
Michael F. Hines,	2002	$450,000	$675,000	$—	(3)	231,000	$3,294
Chief Administrative	2001	393,769	585,484	—	(3)	—	3,906
Officer and Chief Financial Officer
Gary M. Sterling,	2002	$323,558	$242,668	$—	(3)	5,000	$3,294
Senior Vice President,	2001	299,192	149,596	—	(3)	—	3,759
Merchandising, Planning and Allocation

(1)	Bonus awards shown in this column for fiscal years 2001 and 2002 were earned under our bonus program during and based on our performance in fiscal year 2001 and 2002 but were not paid until fiscal year 2002 and 2003, respectively.

(2)	Includes the aggregate incremental cost to the Company of providing perquisites and personal benefits to Mr. Stack in 2002, as well as tax payments of $45,741 made by the Company on behalf of Mr. Stack. The only perquisite which represent at least 25% of the total amount of all perquisites attributable to Mr. Stack for 2002, is the payment of the $45,000 fee due to the U.S. Federal Trade Commission in connection with the Hart-Scott-Rodino filing made by Mr. Stack as a result of the share exchange occurring prior to the Company’s initial public offering. The 2002 tax payment for Mr. Stack is related to taxes incurred as a result of the payment of this regulatory filing fee, personal air travel, country club reimbursements and life insurance premiums (the amount for insurance premiums paid by the Company is disclosed for fiscal 2002 under All Other Compensation). The amounts incurred by the Company as a result of personal air travel, use of a company car and country club reimbursements are also included as Other Annual Compensation.

(3)	The amounts do not include the value of perquisites and other personal benefits because they do not exceed the lesser of $50,000 or 10% of any such officer’s total annual salary and bonus.

(4)	Amount shown is the tax payment related to stock option compensation.

(5)	Amount shown is the tax payment incurred as a result of life insurance premiums.

(6)	In fiscal 2001, we extended the maturity date of an incentive stock option for 181,097 shares of our common stock which was originally granted to William J. Colombo in 1992. This extension was made as part of an extension in maturity made to other options granted to other employees. This option, which would have expired in 2002, was extended for an additional 10 years from the original expiration date. As a result of the extension, the option became a non-qualified stock option. As a result of the extension, Mr. Colombo owed $746 in federal income tax, which was paid by us on his behalf.

(7)	All Other Compensation includes matching contributions under our 401(k) Plan and life insurance premiums.

(8)	Includes $34,480 and $5,610 of insurance premiums paid in fiscal 2002 by us on life insurance policies for the benefit of Messrs. Stack and Colombo, respectively. The beneficiaries under the policies, upon the executive’s death, are the executive’s respective spouses.

(9)	Includes $9,000 and $4,590 of insurance premiums paid in fiscal 2001 by us on life insurance policies for the benefit of Messrs. Stack and Colombo, respectively. The beneficiaries under the policies, upon the executive’s death, are the executive’s respective spouses.

Option Grants in Fiscal 2002

      The following table sets forth information regarding stock options granted to the named executive officers during fiscal 2002. No options were exercised by any of the named executive officers during fiscal 2002.

Individual Grants

		% of Total
	Number of	Options
	Securities	Granted to
	Underlying	Employees			Grant Date
	Options	in Fiscal	Exercise of Base	Expiration	Present
Name	Granted(1)	Years	Price	Date	Value(5)
(a)	(b)(#)	(c)	($/Sh)(d)	(e)	($)(f)

Edward W. Stack	924,000 (2)	39.16	12.00	10/15/12	7,070,079
William J. Colombo	231,000 (3)	9.79	12.00	10/15/12	1,767,520
Michael F. Hines	231,000 (3)	9.79	12.00	10/15/12	1,767,520
Gary M. Sterling	5,000 (4)	.21	20.95	1/7/13	66,651

(1)	Each of the options was granted under our 2002 Stock Plan and is subject to the terms of the Plan. The exercise prices of the options were equal to the fair market value of the Company’s common stock on the date of grant. All options expire 10 years from the date of grant.

(2)	An option to purchase 924,000 shares of common stock was granted on October 15, 2002, just prior to our initial public offering to Mr. Stack. This option becomes exercisable in full on October 15, 2006. An additional option will be granted on October 15, 2003 for 924,000 share of common stock. This option will become exercisable in full on October 15, 2007.

(3)	The option was granted on October 15, 2002 and becomes exercisable in full on October 15, 2006.

(4)	The option was granted on January 7, 2003 and vests ratably over a four (4) year period beginning on the first anniversary of the date of grant.

(5)	Based on the Black-Scholes Option Valuation Model to determine grant date present value of the options. We do not advocate or necessarily agree that the Black-Scholes model properly reflects the value of an option. The assumptions used in calculating the option value with respect to our common stock include the following: a risk-free interest rate of 3.5%; a dividend yield of 0.0%; volatility of 60.0%; expected option life of 7.5 years; and a stock price at date of grant of $12.00 (in the case of Messrs. Stack, Colombo and Hines) and $20.95 (in the case of Mr. Sterling) (the exercise price at which these options were granted was equal to the fair market value of our common stock on the date of grant). The value of these options under the Black-Scholes model of option valuation applying the preceding assumptions is $7.67 per share based on a projected future price of $19.67 per share.

Option Exercises and Values for Fiscal 2002

      The following table sets forth information with respect to the number and value of outstanding options held by executive officers named in the Executive Compensation Summary Table at the end of fiscal 2002.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options/SARs		Options/SARs
			at Fiscal Year End		at Fiscal Year End(1)
	Shares Acquired	Value	(#)(d)		($)(e)
	Upon Exercise(1)	Realized
Name	(b)	(c)	Exercisable	Unexercisable	Exercisable	Unexercisable
(a)
Edward W. Stack	—	—	477,246	1,082,004	7,001,199	8,785,919
William J. Colombo	—	—	498,959	337,260	7,737,773	3,175,834
Michael F. Hines	—	—	502,194	334,026	7,367,186	3,128,391
Gary M. Sterling	—	—	308,154	108,026	4,520,619	1,511,391

(1)	Based upon the market price of $19.00, which was the closing price per share price of common stock on the New York Stock Exchange on the last trading day of fiscal 2002 (January 31, 2003), less the option exercise price per share. All amounts are pre-tax.

COMPARISON OF CUMULATIVE TOTAL RETURNS

      The following graph compares the performance of the Company’s common stock with the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Composite Index”) and the S&P 500 Specialty Retail Index for the periods indicated below. The graph assumes that $100 was invested on October 15, 2002 in the Company’s common stock, the S&P 500 Composite Index and the S&P 500 Specialty Retail Index and that all dividends were reinvested.

      The stock performance graph is not necessarily indicative of future performance.

ITEM 2 — APPROVAL OF 2002 STOCK PLAN

      The Company originally adopted the 2002 Stock Plan in August 2002 in connection with its initial public offering. On November 20, 2003, the Board approved an amendment to make administrative and other changes described below. Because the Company wishes to have the amendments to the Plan approved for the purposes of Section 162(m) and otherwise, the Board is seeking stockholder approval of the Plan as amended and restated.

      The Board of Directors and our stockholders approved the 2002 Stock Plan prior to our initial public offering. The Plan allows for the issuance of up to 9,933,000 shares of our capital stock (either common stock or Class B common stock at the discretion of the administrator of the Plan) upon exercise of awards under the 2002 Stock Plan. As of February 1, 2003, awards for 2,359,269 shares have been granted under our 2002 Stock Plan.

      Under the 2002 Stock Plan, we may grant incentive stock options intended to qualify for special tax treatment, non-qualified stock options, incentive bonus awards, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, stock unit awards and stock appreciation rights. Each incentive stock option will expire within 10 years of the original grant date, unless the grantee owns more than 10% of our stock, in which case the incentive stock option will expire within five (5) years of the original grant date. Other awards may be granted for such time periods as determined by the administrator of the Plan. Except for 35,000 shares of common stock issuable to non-executive officers, options may not have exercise prices less than the fair market value at the time of grant. This exception for 35,000 shares was made by an amendment to the Plan approved by the Board in November 2002. If the grantee owns more than 10% of voting power our stock, incentive stock options may not have an exercise price less than 110% of the fair market value at the time of grant. Upon exercise, an option grantee may pay for the shares with cash, other shares, a properly executed exercise notice accompanied by irrevocable instructions to a registered broker to promptly deliver the amount of proceeds necessary to pay the exercise price, or any combination of these methods.

      If a grantee’s employment is terminated, the grantee may, within 90 days after termination, exercise his or her option or stock appreciation right to the extent that the grantee was entitled to exercise it on the date of termination. If a grantee is disabled, the grantee may, within 12 months after becoming disabled, exercise his or her option or stock appreciation right to the extent that the grantee was entitled to exercise it on the date of becoming disabled. If a grantee dies, the grantee’s estate may, within 12 months of the grantee’s death, exercise the grantee’s option or stock appreciation right to the extent that the grantee was entitled to exercise it on the date of the grantee’s death or to the extent that the award provides for vesting upon death. In each case, the option or stock appreciation right terminates with respect to the shares that had not vested prior to the grantee’s termination or disability, or upon death. Other than by will or other transfer on death, options and stock appreciation rights are not transferable.

      Performance share awards, performance unit awards, restricted stock awards, restricted unit awards and stock unit awards shall contain such vesting criteria, restrictions and other terms and conditions as are set forth in the written agreement evidencing such award. Notwithstanding the satisfaction of any performance goals set forth in such award, at the discretion of the administrator of the Plan, the number of shares granted, issued or retained under such award may be reduced based on other considerations.

      The administrator may also choose to award an incentive bonus award based on the achievement of one or more goals, all as set forth in a written document containing the terms and conditions of achieving such award. Notwithstanding the satisfaction of any performance goals set forth in such award, at the discretion of the administrator of the Plan the award may be reduced based on other considerations. Additionally, our employees are eligible for incentive bonus awards (as defined in the Plan) based on qualifying performance criteria, which may include one or more of the following, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, (a) cash flow, (b) earnings per share (including earnings before interest, taxes, depreciation, and amortization or some variation thereof), (c) stock price, (d) return on equity, (e) total stockholder return, (f) return on capital, (g) return on assets or net assets, (h) revenue, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, and (n) market share. To the extent consistent with Section 162(m) of the Internal Revenue Code, the Administrator will appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude certain events as set forth in the Plan. Under the Plan the maximum amount payable for any incentive bonus award to any one employee for any fiscal year that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code is

$5,000,000. Unless the Plan is approved the by stockholders, the incentive bonus payments under the Plan will not be paid.

      The 2002 Stock Plan may be administered by the full Board or any committee appointed by the Board to administer the plan. The Administrator, whether our Board or a committee, will have the authority in accordance with the terms of the Plan to determine the fair market value of the common stock for the purposes of making an award, select the eligible persons to whom awards may be granted, grant the awards, determine the number of shares to be covered by each award, offer to buy out for cash or shares a granted option or stock appreciation right and determine the form, terms and conditions of any agreement by which any award is made. The Administrator may also determine whether any award will be paid in cash rather than stock, whether and to what extent payment of an award may be deferred, whether under certain circumstances to reduce the exercise price of an award and the restrictions applicable to any stock or unit grants or purchase rights. The 2002 Stock Plan will expire in 2012. In connection with the granting of options or awards, the Company generally receives as consideration from the grantees in the form of services provided to the Company.

      Under the terms of the 2002 Stock Plan, all awards, except incentive stock options and incentive bonus awards, may be granted to our employees (at February 1, 2003 we had approximately 9,900 employees), non-employee Directors (at February 1, 2003 we had four (4) non-employee Directors) and consultants. Incentive stock options and incentive bonus awards may be granted only to our employees. The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an individual in a year may not exceed $100,000. If this limit is exceeded, the excess will be considered a non-statutory option. Awards for Class B common stock and awards for securities convertible or exchangeable for Class B common stock may only be granted to Edward W. Stack and his relatives.

      If a stock split, reverse stock split, stock dividend, combination, reclassification or other change in corporate structure affecting the number of issued shares of our common stock occurs, then the Administrator of the Plan can make equitable adjustments to the terms of the awards granted under the 2002 Stock Plan. In particular, the Administrator can make an equitable adjustment in the number of shares authorized by the Plan, the number of shares covered by outstanding awards under the Plan and the exercise prices of outstanding awards. The adjustments must be performed in such a way that any incentive stock options granted under the Plan will continue to qualify as incentive stock options. The Board of Directors can amend or terminate this Plan any time, although certain amendments require stockholder approval and an amendment or termination cannot adversely affect any rights under an outstanding grant without the grantee’s consent.

      The Plan Administrator has the discretion to, on a change in control, vest and make exercisable any award granted under the Plan. If we are acquired by merger or asset sale, the Board can authorize that all outstanding awards be assumed or substituted by the successor or the successor’s subsidiary or parent. Alternatively, each outstanding option which is not to be assumed or substituted by the successor corporation will immediately become exercisable prior to the merger. In addition, in the event of a proposed dissolution or liquidation, all awards will vest in full prior to such proposed dissolution or liquidation.

      The affirmative vote of the holders of a majority of the votes represented in person or by proxy and entitled to vote on this item is required for approval of the Plan. The Board has approved the Plan and the amendment and believes it to be in the best interests of the Company and the stockholders. All non-employee Directors are eligible to participate in the Plan and thus have a personal interest in its approval.

      The Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not a pension, profit sharing or stock bonus plan qualified under Section 401(a) of the Code.

      Persons receiving incentive stock options under the Plan will not be required to recognize any income for federal income tax purposes at the time of the award and the Company will not be entitled to any tax deduction. The exercise of an incentive stock option is also not a taxable event, although the difference between the exercise price and the fair market value of the common stock on the date of exercise is an item of tax preference for purposes of the alternative minimum tax.

      The taxation of gain or loss upon the sale of common stock acquired upon exercise of an incentive stock option depends, in part, on whether the stock is held for two years from the date the incentive stock option was granted and one year from the date the stock was transferred to the option holder (the “incentive stock option holding period”). If the incentive stock option holding period is not met, then, upon disposition of such shares (a “disqualifying disposition”), compensation taxable as ordinary income will be realized in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain realized on the sale. Any additional gain will be taxable as capital gain. If the incentive stock option holding period is met, any gain is taxable as long-term capital gain.

      If the exercise price of an incentive stock option is paid in whole or in part in shares of common stock, the tax results are generally a tax-free exchange of previously owned shares for an equivalent number of new shares. The tax basis in the shares paid for by the delivery of shares of common stock will be equal to the basis in the shares used in the exercise. The remaining shares of common stock acquired will have a basis equal to the sum of (i) any additional cash paid upon exercise, and (ii) the income recognized, if any, on the exercise of the option. Recognize, however, if the previously owned shares transferred were acquired through the exercise of an incentive stock option, ordinary income may be realized with respect to the shares used to exercise an incentive stock option or nonstatutory stock option if such transferred shares have not been held for the incentive stock option holding period.

      When nonstatutory stock options are issued under the Plan, the recipient is not required to recognize any income for federal income tax purposes at the time of award and the Company will not be entitled to a tax deduction. Upon exercise of a nonstatutory stock option, the person exercising will be required to recognize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares received at the time of exercise over the exercise price paid. The Company will be entitled to a corresponding tax deduction in the same amount. Upon the sale of shares acquired on exercise of a nonstatutory stock option, capital gain (or loss) will be realized, measured by the difference between the amount realized and the fair market value of the shares at the time of exercise.

      If the exercise price of a nonstatutory stock option is paid in whole or in part in shares of common stock, the tax results are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged, less any cash paid. The tax basis in the shares paid for by the delivery of shares of common stock will be equal to the basis in the shares used in the exercise. The remaining shares of common stock acquired will have a basis equal to the sum of (i) any additional cash paid by you upon exercise, and (ii) the income recognized, if any, on the exercise of the option.

      To the extent that the shares of common stock awarded are subject to vesting, the recipient normally would not be required to recognize the value of the award as income for federal income tax purposes at the time of the award. When any part of a share award vests, compensation taxable as ordinary income will be realized in an amount equal to the fair market value of the vested shares in excess of the amount paid, if any, for the shares. However, an election may be made within thirty days following the grant of the share award, to be taxed at the time of the award based on the fair market value of the shares on that date. The Company will be entitled to a deduction in the same amount and at the same time that you recognize ordinary income.

      The Board of Directors unanimously recommends a vote FOR the approval of the 2002 Stock Plan.

ITEM 3 — APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Employee Stock Purchase Plan

      Our Board of Directors has adopted an Employee Stock Purchase Plan which was approved by our stockholders prior to our initial public offering. Our Employee Stock Purchase Plan provides our employees with an opportunity to purchase our common stock through accumulated payroll deductions and at a discount from fair market value. The total number of shares of common stock with respect to which purchases may be made under the Plan is 1,155,000, which amount shall be adjusted in the event of a change in the number of outstanding shares of common stock resulting from a stock split or other subdivision or consolidation of shares or other capital adjustment, the payment of stock dividends or distributions, or other change in the number of outstanding shares of common stock effected without receipt of consideration of the Company in accordance with the terms of the Plan. The Employee Stock Purchase Plan is administered by our Compensation Committee.

      Eligible employees may purchase shares having a fair market value of up to $25,000 for all purchases ending within the same calendar year under this Plan. Our employees are eligible to participate if they are employees of ours for more than 20 hours per week and customarily work for more than five (5) months in any calendar year and do not own 5% or more of our voting stock. As of February 1, 2003, we had 4,037 employees who were eligible for participation under the Plan. The initial offering period under the Plan commenced October 15, 2002, and ended on December 31, 2002. Subsequent offering periods will be every six months thereafter or as otherwise determined by the Compensation Committee. The purchase price per share for our common stock under the Plan will be equal to the lower of 85% of the fair market value of our common stock on the first or last day of each offering period. Employees may end their participation under the Plan at any time prior to the last date of any one offering period and, generally, such participation will be automatically terminated on termination of employment. In the event we are the surviving corporation in a merger, reorganization or other business combination, the right to purchase shares issued under the Plan will be assumed such that they will cover the securities or other property that common stock holders are entitled to pursuant to the terms of the merger. A dissolution or liquidation or a merger or consolidation in which we are not the surviving entity will cause each purchase right then outstanding to terminate. Generally, our Board of Directors has the power to amend, modify or terminate the Plan at any time, provided previously granted purchase rights of plan participants are not impaired. The Company receives continued employment by the employees as consideration for the Plan. The Plan will terminate on June 30, 2007 unless earlier terminated by our Board of Directors.

      For U.S. federal income tax purposes, an employee does not realize income at the time of entry into the Employee Stock Purchase Plan or purchase of a share. If no disposition of the stock is made within two (2) years from the first day of an offering period, or one year from the date the share is purchased by the employee, upon subsequent disposition of the stock, ordinary income will be realized to the extent of the lesser of (1) 15% of the average market value on the first business day of the offering period, or (2) the amount by which the net proceeds of the sale exceed the price paid. Any further gain will be treated as capital gain. No income tax deduction will be allowed by the Company for shares purchased by the employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid, and in these circumstances, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee. Tax treatment in jurisdictions outside the U.S. will be governed by local laws.

      The affirmative vote of the holders of a majority of the votes represented in person or by proxy and entitled to vote on this item is required for approval of the Plan. The Board has approved the Plan and believes it to be in the best interests of the Company and the stockholders.

      The Board of Directors unanimously recommends a vote FOR the approval of the Employee Stock Purchase Plan.

Plan Benefits

      The following chart presents the benefits or amounts that have been received by or allocated to each person or group set forth below, to the extent these amounts or benefits are currently determinable.

		Employee Stock
	2002 Stock Plan	Purchase Plan

	Number of Shares	Number of Shares
	of Common Stock	of Common Stock
Name and Principal Position	underlying options(1)(2)	Purchased(3)

Edward W. Stack, Chairman and Chief Executive Officer and Director	924,000	(4)
William J. Colombo, President and Chief Operating Officer and Director(5)	231,000	2,083
Michael F. Hines, Chief Administrative Officer and Chief Financial Officer	231,000	2,083
Gary M. Sterling, Senior Vice President, Merchandising, Planning and Allocations	5,000	2,083

Executive Officers Group (4 persons)	1,391,000	6,249
David I. Fuente(5)	115,500	(6)
Non-Executive Director Group (4 persons)	462,000	(6)
Non-Executive Officer Employee Group	968,269	433,494

(1)	Future grants under the 2002 Stock Plan, if any, that will be made to eligible participants will be made at the discretion of the Compensation Committee and, therefore, are not determinable at this time. We expect that each award will be made at an exercise price equal to the market value of our common stock on the day of grant. The value of each such award depends on the market value of our common stock on the date of exercise and/or sale and therefore cannot be determined or estimated at this time.

(2)	Incentive bonus awards paid for fiscal 2002 under the 2002 Stock Plan are disclosed under the “Summary Executive Compensation Table” in the column “Bonus” and the aggregate amount paid for bonuses for fiscal 2002 to all of the executive officers was $3,392,668. The amount paid in the form of incentive bonus awards to the Non-Executive Officer Employee Group for fiscal 2002 was $8,297,982.

(3)	Eligible employees may purchase shares having a fair market value of up to $25,000 for all purchases ending within the same calendar year under the Employee Stock Purchase Plan. The purchase price per share for our common stock under the Employee Stock Purchase Plan will be equal to the lower of 85% of the fair market value of our common stock on the first or last day of each purchase period.

(4)	Edward W. Stack is ineligible under the Employee Stock Purchase Plan due to his percentage ownership of Class B common stock and common stock.

(5)	Nominee as Director.

(6)	Non-Executive Directors and Non-Executive Director Group are not eligible under the Employee Stock Purchase Plan because they are not employees of the Company.

      The market value of the Company’s common stock on April 11, 2003 was $24.08 per share (the closing price as reported on the NYSE).

      These Plans are not exclusive and does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Equity Compensation Plans

      The following table summarizes information, as of February 1, 2003, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	7,879,601 (2)	$6.91	7,573,731 (2)
Equity compensation plans not approved by security holders	—	—	—
Total

(1)	Includes 1992 Stock Option Plan, 2002 Stock Plan and Employee Stock Purchase Plan.

(2)	Shares of common stock. Under the 2002 Stock Plan and the Employee Stock Purchase Plan no options have been granted that are exercisable for Class B common stock.

OTHER MATTERS

      As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

      “Householding” of Proxy Materials. The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two (2) or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. You can notify us by sending a written request to Dick’s Sporting Goods, Inc., Investor Relations, 200 Industry Drive, RIDC Park West, Pittsburgh, 15275 or call us at (412) 809-0100 if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

      Advance Notice Procedures. Under our bylaws, no business may be presented by any stockholder before an annual meeting unless it is properly presented before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Corporate Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) at least 150 days prior to the anniversary date of the preceding year’s annual meeting — that is, with respect to the 2004 annual meeting, by January 5, 2004. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

      Stockholder Proposals for the 2004 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2004 may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s Corporate Secretary no later than January 4, 2004. Proposals should be sent to Corporate Secretary, Dick’s Sporting Goods, Inc., 200 Industry Drive, RIDC Park West, Pittsburgh, Pennsylvania 15275.

      Proxy Solicitation and Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

ANNEX I

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTOR OF
DICK’S SPORTING GOODS, INC.

PURPOSES AND RESPONSIBILITIES

      The Audit Committee has been created to implement and to support the oversight function of the Board of Directors (the “Board”) to promote quality financial reporting, accounting policies, internal controls and independent and objective outside auditors.

      The Audit Committee has responsibility to:

•	oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company;

•	oversee the work of the Company’s financial management (“Management”), the internal auditors, if any, employed by the Company (the “Internal Auditors”) and any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work (the “Outside Auditors”);

•	oversee Management’s development of, and adherence to, a sound system of internal accounting and financial controls and that the Internal Auditors and the Outside Auditors objectively assess the Company’s financial reporting, accounting practices and internal controls; and

•	provide an open avenue of communication between the Outside Auditors, the Internal Auditors and the Board.

      The Audit Committee will adopt policies and procedures for carrying out its responsibilities. Such policies and procedures should be flexible so the Audit Committee may react to changing conditions and ensure that the Company’s internal controls and accounting and financial reporting practices meet all legal requirements and are of the highest quality. The Audit Committee shall have the authority to retain at the Company’s expense special legal, accounting or other consultants to the Audit Committee.

MEMBERSHIP OF THE COMMITTEE

       1. The Audit Committee will consist of three or more members of the Board, as determined annually by the Board.

       2. Each member of the Audit Committee must:

•	not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) as determined by the Board;

•	not be or have been during the five years preceding his or her appointment to the Audit Committee an employee or non-employee executive officer of the Company or any of its Affiliates (as defined in paragraph 303.02 of the New York Stock Exchange, Inc.’s NYSE Listed Company Manual (the “NYSE Definitions”));

•	not be or have been during the five years preceding his or her appointment to the Audit Committee an employee or Affiliate of the Company’s Outside Auditors or any former auditor of the Company (or an Affiliate) (as defined in the NYSE Definitions);

•	not be or have been during the five years preceding his or her appointment employed by another corporation for which any of the Company’s executive officers serve as a member of the other corporation’s compensation committee;

•	not be an Immediate Family member, as defined in the NYSE Definitions, of an individual in the foregoing categories;

•	not accept any consulting, advisory or other compensatory fee from the Company other than fees for serving as a director on the Board and as a member of committees of the Board;

•	not be associated with a major shareholder (a person, group or entity owning more than 20% of the Company’s common stock);

•	not be an affiliated person (as may be defined under Section 302 of the Sarbanes-Oxley Act of 2002) of the Company or any subsidiary of the Company;

•	and be financially literate, as that qualification is interpreted by the Board, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

      At least one member of the Audit Committee must have accounting or related financial management expertise.

       3. The Board will exercise its business judgment to determine a director’s eligibility to serve on the Audit Committee.

MEETINGS OF THE AUDIT COMMITTEE

       4. The Audit Committee will meet or hold telephonic meetings as often as it deems appropriate to discharge its responsibilities, but shall meet at least four (4) times each year. The Audit Committee may ask members of Management, the Outside Auditors, the Internal Auditors or others to attend any of its meetings and to provide any information it may deem appropriate.

       5. To the extent it deems necessary, the Audit Committee will meet either as part of Audit Committee meetings or otherwise with Management, the Outside Auditors and the Internal Auditors, either with all or one or more of such group being present at any meeting, to discuss matters for which the Audit Committee has responsibility and shall at least twice each fiscal year meet separately with Management, the Outside Auditors and the Internal Auditors either as part of Audit Committee meetings or otherwise.

SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE

      Appointment and Oversight of the Outside Auditors.

       6. The Outside Auditors are ultimately accountable to the Board and the Audit Committee. The Audit Committee shall be directly responsible for appointing and, where appropriate, replacing the Outside Auditors as the Outside Auditors.

       7. The Audit Committee will preapprove the terms (including compensation) of all auditing services (including the providing of any comfort letters in connection with securities offerings), the terms of any non-audit services which the Outside Auditors or an affiliate of the Outside Auditors are permitted to render under Section 10A(g) of the Securities Exchange Act of 1934 and the compensation for such services. The Audit Committee may delegate the preapproval to one of its members, provided that if such delegation is made, the full Audit Committee at the next regularly scheduled meeting shall ratify any preapproval given that member.

       8. The Audit Committee will be directly responsible for the oversight of the work of the Outside Auditors. and, as needed, evaluate the Outside Auditors and their impact on the accounting practices, internal controls and financial reporting of the Company. The Audit Committee shall also request annually from the Outside Auditors a report on the firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the Outside Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Outside Auditors, and any steps taken to deal with any such issues.

       9. The Audit Committee shall be responsible for requiring that the Outside Auditors submit to it on a periodic basis a formal written statement delineating all relationships between the Outside Auditors and the Company, including the disclosures regarding the Outside Auditors independence required by the Independence

Board Standard No. 1, as in effect from time to time or as otherwise required by any rules of the Public Company Accounting Oversight Board.

      10. The Audit Committee shall be responsible for actively engaging in a dialogue with the Outside Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Outside Auditors and for taking appropriate action in response to the Outside Auditors’ report to satisfy itself of the Outside Auditors’ independence.

      11. The Audit Committee shall set clear hiring policies for employees or former employees of the Outside Auditors.

      Appointment and Oversight of Internal Auditors.

      12. The Audit Committee will review and concur in the appointment, replacement, reassignment or dismissal of the Company’s head of Internal Auditors and the compensation package for such person.

      13. The Audit Committee will, as it deems necessary, evaluate the Internal Auditors and their impact on the accounting practices, internal controls and financial reporting of the Company.

      Oversight and Review of Accounting Principles and Practices and Internal Controls.

      14. The Audit Committee will, as it deems necessary, exercise oversight of, and review and discuss with Management, the Outside Auditors and the Internal Auditors:

A.	the quality, appropriateness and acceptability of the Company’s accounting principles used in its financial reporting, the clarity of the financial disclosures made, changes in the Company’s accounting principles or practices, the application of particular accounting principles and disclosure practices by Management to new transactions or events;

B.	potential major changes in generally accepted accounting principles and the effect of those changes on the Company’s financial statements;

C.	changes in accounting principles, financial reporting policies and internal controls proposed to be implemented by the Company;

D.	significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company’s financial statements;

E.	information regarding any “second” opinions sought by Management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

F.	management’s compliance with the Company’s processes, procedures and internal controls;

G.	the adequacy and effectiveness of the Company’s internal accounting and financial controls and the recommendations of Management, the Outside Auditors and Internal Auditors for the improvement of accounting practices and internal controls; and

H.	disagreements between Management and the Outside Auditors or the Internal Auditors regarding the application of any accounting principles or any other matter and the Audit Committee shall resolve any such disagreements.

      Oversight and Monitoring of the Company’s Financial Statements and Audits.

      15. The Audit Committee will, as it deems necessary:

A.	review with the Outside Auditors, the Internal Auditors and Management the audit function generally, the scope of proposed audits of the Company’s financial statements and the audit procedures to be used in those audits;

B.	review the audit efforts of the Outside Auditors, the Internal Auditors and Management to facilitate effective use of audit resources;

C. review information regarding internal audits;

D.	review with the Outside Auditors and Management each set of audited financial statements and the notes to those financial statements and, with respect to the Company’s audited financial statements for the preceding fiscal year, recommend whether those audited financial statements should be included in the Company’s Annual Report on Form 10-K relating to that fiscal year, each quarterly financial statement and the notes to those financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

E.	discuss with the Outside Auditors any serious difficulties or disputes with Management encountered during the course of the audit; and

F.	in accordance with section 303A of the NYSE Listed Company Manual, generally discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      Communications with the Outside Auditors.

      16. The Outside Auditors shall report directly to the Audit Committee and the Audit Committee will, as it deems necessary, communicate with the Outside Auditors to:

A.	obtain information concerning accounting principles adopted by the Company, internal controls of the Company, Management, the Company’s financial, accounting and internal auditing personnel and the impact of each on the quality and reliability of the Company’s financial reporting;

B.	obtain the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit, including topics covered by SAS 54, 60 and 82;

C.	obtain the report required to be delivered to the Audit Committee by the Outside Auditors on critical accounting policies and practices, on alternative treatments of financial information within generally accepted accounting principles that the Outside Auditors discussed with Management and on other material written communications between the Outside Auditors and Management.

D.	require the Outside Auditors to review the financial information included in the Company’s Quarterly Reports on Form 10-Q in accordance with Rule 10-01(d) of Regulation S-X of the Securities and Exchange Commission (the “Commission”) prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company’s Quarterly Reports on Form 10-Q any reports of the Outside Auditors required by Rule 10-01(d).

      Communications with the Internal Auditors.

      17. The Audit Committee will, as it deems necessary, communicate with the Internal Auditors to obtain information concerning accounting principles adopted by the Company, internal controls of the Company, Management, the Company’s financial and accounting personnel and the impact of each on the quality and reliability of the Company’s financial statements.

      Communications with Management.

      18. The Audit Committee will, as it deems necessary, communicate with Management to obtain information concerning accounting principles adopted by the Company, internal controls of the Company, the Outside Auditors, the Company’s financial, accounting and internal auditing personnel and the impact of each on the quality and reliability of the Company’s financial statements.

      Audit Committee Reports.

      19. The Audit Committee will prepare annually a report for inclusion in the Company’s proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with Management; (ii) discussed with the Outside Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the Outside Auditors the written disclosures and the letter required by Independence Standard Board Standard No. 1, as that standard may be modified or supplemented from time to time, and has discussed with the Outside Auditors, the Outside Auditors’ independence; (iv) received, reviewed and discussed with the Outside Auditors the report required by section 10A(k) of the Securities Exchange Act of 1934 and (v) based on the review and discussions referred to in clauses (i), (ii), (iii) and (iv) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

      20. To the extent such information is not included in the annual report of the Audit Committee to be included in the Company’s proxy statement relating to its annual shareholders meeting, the Audit Committee will also report at least annually to the Board on significant results of its activities and compliance with this Charter.

      21. The Audit Committee will report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

      Additional Responsibilities.

      22. The Audit Committee will:

A.	as it deems necessary, conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation;

B.	as it deems necessary, review and approve or disapprove the Company entering into any transaction with one or more Affiliates involving in excess of $60,000;

C.	create a procedure for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

D.	create a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

E.	in accordance with section 303A of the NYSE Listed Company Manual discuss the Company’s major financial risk exposure, the steps Management has taken to monitor and control such exposures and Company guidelines and policies that govern the process of handling financial risk exposure; and

F.	conduct an annual performance evaluation of the Audit Committee.

      The Charter.

      The Board and the Audit Committee shall review and update this Charter annually and otherwise as circumstances dictate.

ANNEX II

2002 STOCK PLAN

DICK’S SPORTING GOODS, INC.

2002 STOCK PLAN

      1. Purposes of this Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Eligible Individuals, to further align Eligible Individuals’ interests with those of the stockholders of the Company and to promote the success of the Company’s business.

      2. Certain Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board and any Committee appointed by the Board to administer the Plan; provided, however, that the Board, in its sole discretion, may, notwithstanding the appointment of any Committee to administer the Plan, exercise any authority under this Plan.

(b) “Award” means any Incentive Bonus Award, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, SAR or Stock Unit Award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Class B Permitted Holder (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation) through a tender offer, open market purchases and/or other purchases is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities or (ii) a majority of the Board shall be comprised of persons who (x) were elected in one or more contested elections for the Board and (y) had not been nominated when they were first elected by the then existing Board.

(e) “Common Stock” means the Common Stock, par value $.01 per share, of the Company.

(f) “Class B Common Stock” means the Class B Common Stock, par value $.01 per share, of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee of the Board.

(i) “Company Common Stock” means the Common Stock or the Class B Common Stock of the Company, as the case may be.

(j) “Company” means Dick’s Sporting Goods, Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Employee with the Company or any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

(m) “Eligible Individual” means any Employee, Non-Employee Director or Consultant.

(n) “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company or any prospective employee who shall have received an offer of employment. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the applicable class of Company Common Stock determined as follows:

(i) If such class of Company Common Stock is listed on any established stock exchange or a national market system reporting last sale transactions including, without limitation, the Nasdaq National Market, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

(ii) If such class of Company Common Stock is quoted on Nasdaq (but not on a last reported sale basis) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low closing asked prices for the Company Common Stock for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

(iii) In the absence of an established market for a class of Company Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator. For purposes of this Plan, the Class B Common Stock shall be deemed to have the same value per share of the Common Stock unless the value of the Class B Common Stock is determinable in accordance with subparagraphs (i) or (ii) above.

(q) “Incentive Bonus Award” means the opportunity to earn a future cash payment tied to the level of achievement with respect to one or more Qualifying Performance Criteria for a performance period as established by the Administrator.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary of the Company.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Option” means a right to purchase Shares granted pursuant to the Plan.

(v) “Optioned Stock” means the Shares subject to an Option.

(w) “Optionee” means a Participant who holds an Option.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means any person who has an Award under the Plan including any person (including any estate) to whom an Award has been assigned or transferred in accordance with the Plan.

(z) “Performance Share Award” means a grant of a right to receive Shares or Stock Units contingent on the achievement of performance or other objectives during a specified period.

(aa) “Performance Unit Award” means a grant of a right to receive a designated dollar value amount of Shares or Stock Units contingent on the achievement of performance or other objectives during a specified period.

(bb) “Plan” means this 2002 Stock Plan.

(cc) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the in the Award: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, depreciation, and amortization or some variation thereof), (c) stock price, (d) return on equity, (e) total stockholder return, (f) return on capital, (g) return on assets or net assets, (h) revenue, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, and (n) market share. To the extent consistent with Section 162(m) of the Code, the Administrator shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

(dd) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Administrator.

(ee) “Restricted Unit Award” means a grant of Stock Unit subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Administrator.

(ff) “SAR” means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as adjusted in accordance with Section 10 of this Plan, payable in cash, Shares or Stock Units.

(gg) “Share” means a share of the Company Common Stock, as adjusted in accordance with Section 10 of this Plan.

(hh) “Stock Unit” means the right to receive a Share at a future point in time.

(ii) “Stock Unit Award” means the grant of a Stock Unit.

(jj) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Shares Subject to the Plan. Subject to the provisions of Section 10 of this Plan, the maximum aggregate number of Shares which may be issued under the Plan is 4,300,000. The Shares may be authorized, but unissued Shares, issued Shares that have been reacquired by the Company (otherwise known as treasury Shares) or Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof. Notwithstanding any other provision of this Plan, Awards for Class B Common Stock or Awards for securities convertible or exchangeable into Class B Common Stock may only be issued to a Class B Permitted Holder (as such term is defined in the Company’s Certificate of Incorporation, as amended).

      If Shares under any Award are not issued for any reason, such Shares shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares delivered or deemed delivered, by attestation or otherwise, to the Company in payment of any obligation, including the exercise price of any option, the purchase price for any Shares, or for any tax obligation shall be added back to the Shares available for issuance under the Plan.

      The aggregate number of Shares issuable under all Awards granted under this Plan during any calendar year to any one Eligible Individual shall not exceed 9,933,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as “performance-based compensation” under Section 162(m) of the Code.

      4. Administration of this Plan.

(a) Authority. Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated to or limitation imposed upon such Committee by the Board, the Administrator shall have the authority, in its discretion:

(i) to establish, amend and rescind rules and regulations relating to the Plan;

(ii) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(iii) to determine the amount and type of Awards, including any combination thereof, to be granted to any Eligible Individual;

(iv) to grant Awards to Eligible Individuals and, in connection therewith, to determine the terms and conditions, not inconsistent with the terms of this Plan, of any such Award including, but not limited to, the number of Shares or Stock Units that may be issued or amount of cash that may be paid pursuant to the Award, the exercise or purchase price of any Share, the circumstances under which Awards or any Shares or Stock Units relating thereto are issued, retained, become exercisable or vested, are no longer subject to forfeiture or are terminated, forfeited or expire, based in each case on such factors as the Administrator shall determine, in its sole discretion;

(v) to determine the Fair Market Value of the Company Common Stock, in accordance with Section 2(p) of this Plan;

(vi) to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(vii) to approve forms of agreement for use under the Plan;

(viii) to determine whether and under what circumstances an Award may be settled in cash instead of Shares;

(ix) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(x) to determine whether and to what extent an adjustment is required under Section 10 of this Plan;

(xi) in its discretion, upon a Change in Control, to vest and make exercisable any Award granted hereunder which is not fully vested or exercisable and to remove any restrictions effective upon the occurrence of a Change in Control or the termination of an Eligible Individual’s service to the Company.

(xii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(xiii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(b) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

      5. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company in accordance with applicable state law. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of this Plan; provided, however, that the Plan shall remain in effect so long as any Award remains outstanding and as long as necessary to issue any Awards pursuant to commitments entered into prior to the expiration of this Plan.

      6. Options.

(a) General Terms.

(i) Written Agreement. Each Option shall be set forth in a written option document setting forth the number and kind of Shares that may be issued upon exercise of the Option, the purchase price of each Share, the term of the Option, such terms and conditions on the vesting and/or exercisability of an Option as may be determined by the Administrator, any restrictions on the transfer of the Option and forfeiture provisions and such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The written option document need not be signed by the Optionee.

(ii) Designation. Each Option shall be designated in the written option document as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, to the extent that an Option does not qualify as an Incentive Stock Option, it shall be treated as a Nonstatutory Stock Option.

(iii) Eligibility. To the extent then required by the Code, Incentive Stock Options may be granted only to Employees.

(iv) Term of Option. The term of each Option shall be the term stated in the written agreement evidencing such Option; provided, however, that, to the extent then required by the Code, in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written agreement evidencing such Option.

(v) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

(A) To the extent then required by the Code, in the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and

(2) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price may not be less than the Fair Market Value per Share on the date of grant, provided however, that Nonstatutory Stock Options granted after the Company’s initial public offering of its Common Stock may be made where the per share exercise price is less than the Fair Market Value per Share on the date of grant if (i) such grants are made to persons that are then currently not executive officers (as the term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) of the Company and (ii) such grants in the aggregate that are made having an exercise price that is less than the Fair Market Value per Share do not exceed (i.e., are exercisable for) 35,000 shares of Common Stock.

(vi) Payment of Exercise Price. Unless otherwise provided by the Administrator in the stock option document, the exercise price of an Option may be paid in one or more of the following: (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) delivery of a properly executed exercise notice together with irrevocable instructions to a broker registered under the Exchange Act to promptly deliver to the Company the amount of proceeds required to pay the exercise price, and (5) any combination of the foregoing methods of payment.

(b) Exercise of Options or SARs.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of this Plan.

      An Option or SAR may not be exercised for a fraction of a Share.

      An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise such Option or SAR and, if an Option is to be exercised, full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6(a)(vi) of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of this Plan.

      Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option or SAR by the number of Shares as to which the Option or SAR is exercised.

(ii) Termination of Employment. In the event of termination of a Participant’s Continuous Status as an Employee, status as a Non-Employee Director or consulting relationship with the Company (as the case may be), such Participant may, but only within ninety (90) days (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option and to the extent then required by the Code, being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written document evidencing such Option or SAR), exercise such Option or SAR to the extent that such Participant was entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of such termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

(iii) Disability of Optionee. Notwithstanding the provisions of Section 6(b) above, in the event of termination of a Participant’s Continuous Status as an Employee, status as a Non-Employee Director or consulting relationship with the Company (as the case may be) as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), such Participant may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option and to the extent then required by the Code, being made at the time of grant of the Options and not exceeding twelve (12) months) from the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written document evidencing such Option or SAR), exercise the Option or SAR to the extent otherwise entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

(iv) Death of Optionee. In the event of the death of a Participant, the Option or SAR may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written document evidencing such Option or SAR) by the Participant’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent the Participant was entitled to exercise the Option or SAR at the date of death or to the extent that the Administrator accelerates the vesting of such Award upon the Participant’s death. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of death, or if such Participant’s estate or any person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

(v) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option or SAR previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

(vi) Payout Provisions. At the discretion of the Company, the payment to a Participant upon exercise of a SAR, may be in cash, in Shares or Stock Units of equivalent value as determined by the Administrator, or in some combination thereof, subject to the availability of Shares under the Plan.

(c) Non-Transferability of Options or SARs. Unless otherwise provided by the Administrator, no Option or SAR may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The terms of the Option or SAR shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

      7. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards and Stock Unit Awards.

(a) Awards. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards may be issued by the Administrator to Eligible Individuals, either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of this Plan. Such Awards shall be evidenced by a written document containing any provisions regarding (i) the number of Shares or Stock Units subject to such Award or a formula for determining such, (ii) the purchase price of the Shares or Stock Units, if any, and the means of payment for the Shares or Stock Units, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Stock Units granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Stock Units as may be determined from time to time by the Administrator, (e) restrictions on the transferability of the Shares and Stock Units and (f) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b) Vesting. The grant, issuance, retention and/or vesting of Shares or Stock Units pursuant to any Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards of Incentive Stock shall occur at such time and in such installments as determined by the Administrator or under criteria established by the Administrator. The Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares or Stock Units subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Administrator. Notwithstanding anything to the contrary herein, the performance criteria for any

Award that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Award is granted.

(c) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the number of Shares or Stock Units granted, issued, retainable and/or vested under a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, or Stock Unit Award on account of either financial performance or personal performance evaluations may be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

      8. Incentive Bonus Awards. Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period established by the Committee.

(a) Incentive Bonus Document. Each Incentive Bonus Award shall be evidenced by a document containing provisions regarding (a) the target and maximum amount payable to the Employee, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator. The maximum amount payable as an bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan for any fiscal year to any Employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $5,000,000.

(b) Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus Award that is intended by the Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Incentive Bonus Award is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance- based compensation” under Section 162(m) of the Code.

(c) Timing and Form of Payment. The Administrator shall determine the timing of payment of any incentive bonus. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an election for the payment of any incentive bonus to be deferred to a specified date or event. An incentive bonus may be payable in Shares, Stock Units or in cash or other property, including any Award permitted under this Plan. Any incentive bonus that is paid in cash or other property shall not affect the number of Shares otherwise available for issuance under this Plan.

(d) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

      9. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the

Shares to be issued, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

      In the event that the Company elects to make a payment to the Participant in cash upon the exercise of a SAR, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from such payment the amount required to satisfy such withholding tax obligation.

      All elections by a Participant to have Shares or cash withheld for this purpose, as the case may be, shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Option, stock purchase right or SAR, as to which the election is made; and

(c) all elections shall be subject to the consent or disapproval of the Administrator.

      In the event the election to have Shares or cash withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares or full amount of cash, as the case may be, with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares, or the proper amount of cash, as the case may be, on the Tax Date.

      10. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of Shares or Stock Units covered by each outstanding Award and the number of Shares which have not yet been issued under this Plan, as well as the purchase price, if any, of each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar transaction involving the Company Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Common Stock subject to an Option or SAR.

      In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, any Option or SAR will terminate immediately prior to the consummation of such proposed action and any restrictions on Awards shall expire immediately and that such Awards shall fully vest prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets (hereinafter, a “merger”), the Board may authorize outstanding Options or SARs to be assumed or an equivalent option or stock appreciation right to be substituted by such successor corporation or a parent or subsidiary of such successor corporation and may assign any Awards to the successor corporation. In the event that such successor corporation does not agree to assume the Option or SAR, or to substitute an equivalent option or stock appreciation right, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise all Options or SARs previously granted to such Participant, including Options or SARs which would not otherwise be exercisable. If the Board makes an Option or SAR fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger, the Option or SAR, confers the right to purchase, or receive the appreciation in Fair Market Value, as the case may be, for each Share of stock subject to the Option or SAR immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Company

Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Company Common Stock in the merger or sale of assets.

      11. Amendment and Termination of this Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of Nasdaq or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

      12. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of Nasdaq or of any stock exchange upon which the Shares may then be listed.

      13. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14. Information to Participants. The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company.

      15. No Right to Employment. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.

      16. Governing Law. The validity, constrictions and effect of this Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the state of Delaware, without regard to its conflict of laws principles.

ANNEX III

EMPLOYEE STOCK PURCHASE PLAN

DICK’S SPORTING GOODS, INC.

EMPLOYEE STOCK PURCHASE PLAN

I. DEFINITIONS

      Account means the Employee Stock Purchase Plan Account established for a Participant under Section IX hereunder.

      Board of Directors shall mean the Board of Directors of the Company.

      Code shall mean the Internal Revenue Code of 1986, as amended.

      Committee shall mean the Compensation Committee of the Board of Directors.

      Common Stock shall mean shares of the common stock, par value $.01 per share, and any security into which such stock shall be converted or shall become by reason of changes in its nature such as by way of recapitalization, reclassification, changes in par value, merger, consolidation or similar transaction.

      Company shall mean Dick’s Sporting Goods, Inc., a Delaware corporation. When used in the Plan with reference to employment, Company shall include Subsidiaries.

      Compensation shall mean the total of such Eligible Employee’s base salary plus bonus payments paid to an Eligible Employee by the Company.

      Effective Date shall mean the date of effectiveness of the Company’s Registration Statement relating to the initial public offering of the Company’s Common Stock.

      Eligible Employees shall mean only those persons who, as of the first day of a Purchase Period, are Employees of the Company and who are not, as of the day preceding the first day of the Purchase Period, deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      Employees shall mean all persons who are employed by the Company as common-law employees, excluding persons (i) whose customary employment is 20 hours or less per week, or (ii) whose customary employment is for not more than five months in a calendar year.

      Exercise Date shall mean the last day of a Purchase Period.

      Fair Market Value shall mean: (i) as of the Effective Date the initial public offering price of the Company’s Common Stock as approved by the Board of Directors; or (ii) as of any date subsequent to the Effective Date, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

      Participant shall mean an Eligible Employee who elects to participate in the Plan under Section VII hereunder.

      Plan shall mean the Dick’s Sporting Goods, Inc. Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

      Purchase Period shall mean: (a) for the initial purchase period, the period commencing on the Effective Date and ending on December 31, 2002; and (b) thereafter, purchase periods shall be semi-annual or as otherwise elected by the Committee not less than 60 days in advance of the commencement of such period. A Purchase Period shall begin on the first business day of, and end on the last business day of, each such calendar period. The last Purchase Period under the Plan shall terminate on or before the date of termination of the Plan provided in Section XXIII.

      Subsidiary shall mean any corporation which is a subsidiary of the Company within the meaning of Section 424(f) of the Code.

      Termination of Service shall mean the earliest of the following events with respect to a Participant: his or her retirement, death, quit, discharge or permanent separation from service with the Company.

      The masculine gender includes the feminine, the singular number includes the plural and the plural number includes the singular unless the context otherwise requires.

II. PURPOSE

      It is the purpose of this Plan to provide a means whereby Eligible Employees may purchase Common Stock through payroll deductions. It is intended to provide a further incentive for Employees to promote the best interests of the Company and to encourage stock ownership by Employees in order to participate in the Company’s economic progress.

      It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the Code.

III. ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. The Committee shall have all necessary authority to communicate, from time to time, with Eligible Employees and Participants for purposes of administering the Plan, and shall notify Eligible Employees promptly of its election of the term of each forthcoming Purchase Period, if other than semi-annual, and of its election to utilize the Trust Administration Option referred to in Section IX.

IV. SHARES

      There shall be 500,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment in accordance with Section XXI hereof. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock covered by the unexercised portion of any terminated purchase right may again be subject to purchase rights granted under the Plan.

V. PURCHASE PRICE

      The purchase price per share of the shares of Common Stock sold to Participants under this Plan for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of such Purchase Period.

VI. GRANT OF PURCHASE RIGHT TO PURCHASE SHARES

      Each Eligible Employee shall be granted a purchase right effective on the first day of each Purchase Period to purchase a number of full shares of Common Stock (subject to adjustment as provided in Section XXI). No Eligible Employee shall be permitted to purchase shares under this Plan (or under any other “employee stock purchase plan” within the meaning of Section 423(b) of the Code, of the Company) with an aggregate Fair Market Value (as determined as of the first day of the Purchase Period) in excess of $25,000 for any one calendar year within the meaning of Section 423(b)(8) of the Code. For a given Purchase Period, payroll deductions shall commence on the first day of the Purchase Period and shall end on the related Exercise Date, unless sooner altered or terminated as provided in the Plan.

      Anything herein to the contrary notwithstanding, if, as of the first day of a Purchase Period, any Eligible Employee entitled to purchase shares hereunder would be deemed for the purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

VII. ELECTION TO PARTICIPATE

      An Eligible Employee may elect to become a Participant in this Plan by completing a “Stock Purchase Agreement” form prior to the first day of the Purchase Period. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular, “after tax” payroll deductions from his Compensation subject to the limitations in Section VIII below. Purchase rights granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse. If a Participant’s payroll deductions allow him to purchase fewer than the maximum number of shares of Common Stock to which his purchase rights entitle him, the purchase rights with respect to the shares which he does not purchase will lapse as of the last day of the Purchase Period.

      The execution and delivery of the Stock Purchase Agreement as between the Participant and the Company shall be conditioned upon the compliance by the Company at such time with Federal (and any applicable state) securities laws.

VIII. PAYROLL DEDUCTIONS

      An Eligible Employee may authorize payroll deductions from his Compensation for each payroll period of a specified percentage of such Compensation, not less than 1.0% and not more than 25%, in multiples of 1.0%.

      The amount of payroll deduction shall be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance under Section XI, XIII or XIV hereunder.

IX. EMPLOYEE STOCK PURCHASE ACCOUNT AND TRUST ADMINISTRATION OPTION

      An Employee Stock Purchase Account will be established for each Participant in the Plan. Payroll deductions made under Section VIII will be credited to the individual Accounts. No interest or other earnings will be credited to a Participant’s Account and the assets of all such Accounts shall remain general assets of the Company until such assets are used to purchase Common Stock in accordance with Section X hereunder.

X. PURCHASE OF SHARES

      If, as of any Exercise Date, there is credited to the Account of a Participant an amount at least equal to the purchase price of one share of Common Stock for the current Purchase Period, as determined in Section V, the Participant shall buy and the Company shall sell at such price the largest number of whole shares of Common Stock which can be purchased with the amount in his Account.

      Any balance remaining in a Participant’s Account at the end of a Purchase Period will be carried forward into the Participant’s Account for the following Purchase Period. In no event will the balance carried forward be equal to or exceed the purchase price of one share of Common Stock as determined in Section V above. Notwithstanding the foregoing provisions of this paragraph, if as of any Exercise Date the provisions of Section XV are applicable to the Purchase Period ending on such Exercise Date, and the Committee reduces the number of shares which would otherwise be purchased by Participants on such Exercise Date, the entire balance remaining credited to the Account of each Participant after the purchase of the applicable number of shares of Common Stock on such Exercise Date shall be refunded to each such Participant. Except with respect to a

Purchase Period for which the Trust Administration Option has been elected, no refund of an Account balance made pursuant to the Plan shall include any amount in respect of interest or other imputed earnings.

      Anything herein to the contrary notwithstanding, no Participant may, in any calendar year, purchase a number of shares of Common Stock under this Plan which, together with all other shares of stock of the Company and its Subsidiaries which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its Subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate Fair Market Value (measured as of the first day of each applicable Purchase Period) in excess of $25,000. The limitation described in the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

XI. WITHDRAWAL

      A Participant may withdraw from the Plan at any time prior to the Exercise Date of a Purchase Period by filing a notice of withdrawal. Upon a Participant’s withdrawal, the payroll deductions shall cease for the next payroll period and the entire amount credited to his Account shall be refunded to him.

      Any Participant who withdraws from the Plan may again become a Participant hereunder at the start of the next Purchase Period in accordance with Section VII.

XII. ISSUANCE OF STOCK CERTIFICATES

      The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares. Stock certificates shall be registered either in the Participant’s name or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. Certificates representing shares of purchased Common Stock shall be delivered promptly to the Participant following issuance. Notwithstanding any provision hereof to the contrary, no shares of Common Stock shall be issued, sold, registered or delivered pursuant to this Section XII or otherwise under the Plan unless such issuance, sale, registration or delivery shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

XIII. TERMINATION OF SERVICE

      (a) Upon a Participant’s Termination of Service for any reason other than death or voluntary termination of employment on or after attaining age 55 (“Retirement”), no payroll deduction may be made from any Compensation due him as of the date of his Termination of Service and the entire balance credited to his Account shall be automatically refunded to him.

      (b) Upon a Participant’s Retirement, no payroll deduction shall be made from any Compensation due him as of the date of his retirement. Such a Participant may, prior to Retirement, elect:

(1) to have the entire amount credited to his Account as of the date of his Retirement refunded to him, or

(2) to have the entire amount credited to his Account held therein and utilized to purchase shares on the Exercise Date as provided in Section X and in accordance with all applicable requirements of the Code relating to the Plan.

      (c) Upon the death of a Participant, no payroll deduction shall be made from any Compensation due him at time of death, and the entire balance in the deceased Participant’s Account shall be paid to the Participant’s designated beneficiary, or otherwise to his estate.

XIV. TEMPORARY LAYOFF, AUTHORIZED LEAVE OF ABSENCE, DISABILITY

      Payroll deductions shall cease during a period of absence without pay from work due to a Participant’s temporary layoff, authorized leave of absence, disability or for any other reason. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed in accordance with his prior authorization.

      If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, the balance of his Stock Purchase Account will be used to purchase shares on the Exercise Date as provided in Section X and in accordance with all applicable requirements of the Code relating to the Plan, unless the Participant elects to withdraw from the Plan in accordance with Section XI.

XV. PROCEDURE IF INSUFFICIENT SHARES AVAILABLE

      In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section X hereof would result in purchases of shares in excess of the number of shares of Common Stock then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on the Exercise Date in order to eliminate such excess, and the provisions of the second paragraph of Section X shall apply.

XVI. RIGHTS NOT TRANSFERABLE

      The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section XI hereof shall apply with respect to such Participant.

XVII. NO OBLIGATION TO EXERCISE PURCHASE RIGHTS

      Granting of a purchase right under this Plan shall impose no obligation on an Eligible Employee to exercise such purchase right.

XVIII. NO GUARANTEE OF CONTINUED EMPLOYMENT

      Granting of a purchase right under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

XIX. NOTICE

      Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Compensation Committee, c/o Vice President-Finance at Dick’s Sporting Goods, Inc., or such other person or location as may be specified by the Committee.

XX. REPURCHASE OF STOCK

      The Company shall not be required to repurchase from any Participant shares of Common Stock acquired under this Plan.

XXI. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

      The aggregate number of shares of Common Stock which may be purchased pursuant to purchase rights granted hereunder, the number of shares of Common Stock covered by each outstanding purchase right, and the purchase price thereof for each such purchase right shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration of the Company.

      Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger, reorganization or other business combination, any purchase right granted hereunder shall cover the securities or other property to which a holder of the number of shares of Common Stock would have been entitled pursuant to the terms of the merger. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause every purchase right outstanding hereunder to terminate.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to a purchase right.

XXII. AMENDMENT OF THE PLAN

      The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect purchase rights theretofore granted hereunder, and provided that no such action by the Board of Directors, without approval of the Company’s stockholders, may:

      (a) increase the total number of shares of Common Stock which may be purchased by all Participants, except as contemplated in Section XXI;

      (b) change the class of Employees eligible to receive purchase rights under the Plan;

      (c) decrease the minimum purchase price under Section V;

      (d) extend a Purchase Period hereunder; or

      (e) extend the term of the Plan.

XXII. INTERNATIONAL PARTICIPANTS

      With respect to Eligible Employees who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan with respect to such Eligible Employees in order to conform such terms with the requirements of local law.

XXIII. TERM OF THE PLAN

      This Plan shall become effective as of the Effective Date upon its adoption by the Board of Directors, provided that it is approved at a duly-held meeting of stockholders of the Company, by an affirmative majority of the total votes present and voting thereat, within 12 months after the earlier of the Effective Date or the date of adoption by the Board of Directors. If the Plan is not so approved, no Common Stock shall be purchased under the Plan and the balance of each Participant’s Account shall be promptly returned to the Participant. The Plan shall continue in effect through June 30, 2007, unless terminated prior thereto pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan at any time, effective as of the next succeeding Exercise Date. In the event of the expiration of the Plan or its termination, outstanding purchase rights shall not be affected, except to the extent provided in Section XV and any remaining balance credited to the Account of each Participant as of the applicable Exercise Date shall be refunded to each such Participant.

XXIV. GOVERNING LAW

      The validity, constrictions and effect of the Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the state of Delaware, without regard to its conflict of laws principles.

Ú FOLD AND DETACH HERE Ú
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PROXY	ANNUAL MEETING OF STOCKHOLDERS OF
DICK’S SPORTING GOODS, INC.
200 Industry Drive
RIDC Park West
Pittsburgh, Pennsylvania 15275

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned stockholder hereby appoints Edward W. Stack, William J. Colombo and Michael F. Hines, and each of them individually as proxies for the undersigned, each with full power of substitution for and in the name of the undersigned, to act for the undersigned and to vote, as designated on the reverse, all of the shares of common stock of Dick’s Sporting Goods, Inc. (the “Company”), and hereby appoints Edward W. Stack as proxy for the undersigned, with full power of substitution for and in the name of the undersigned, to act for the undersigned and to vote, as designated on the reverse, all of the shares of Class B common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, or adjournment or postponement thereof, to be held June 3, 2003, at 10:00 a.m., local time, at Wyndham Pittsburgh Airport, 777 Aten Road, Coraopolis, PA 15108 to consider and act upon the following matters:

☒ Please mark your votes as in this example.

The Board of Directors recommends a vote “FOR” proposals numbers 1, 2 and 3.

	FOR	WITHHOLD
1. Item 1– Election of Directors – Election of two (2) Class A Members of the Board of Directors: Nominees: William J. Colombo; David I. Fuente	☐	☐

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s name in the space below.

	FOR	AGAINST	ABSTAIN
2. Item 2– Approval of 2002 Stock Plan – The approval of the 2002 Stock Plan, as amended and restated:	☐	☐	☐
	FOR	AGAINST	ABSTAIN
3. Item 3– Approval of Employee Stock Purchase Plan – The approval of the Employee Stock Purchase Plan:	☐	☐	☐

Please date, sign and mail your proxy card as soon as possible.

(continued and to be signed on the reverse side)

Ú FOLD AND DETACH HERE Ú
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Unless otherwise specified in the boxes provided, the proxies shall vote in the election of directors for the nominees listed above and for each of the other proposals, and shall have discretionary power to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has established the close of business on April 11, 2003, as the record date for the determination of the stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders.

To change the address of your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted by this method.

Signature

(Signature if held jointly)

Dated _____________________________________ , 2003

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by a duly authorized person.